[LETTERHEAD-INDEPENDENCE COMMUNITY BANK CORP.]


                                                                   June 22, 2001




Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Independence Community Bank Corp. The meeting will be held at the New Jersey Performing Arts Center, One Center Street, Newark, New Jersey 07102, on Friday, July 27, 2001 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. You may vote your shares by telephone or the Internet using the instructions on the enclosed proxy card (if these options are available to you) OR by marking, signing, dating and promptly returning your proxy card in the postage-paid envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

     For the reasons set forth in the Proxy Statement, the Board recommends that you vote "FOR" each matter to be considered at the Annual Meeting.

     Your continued support of and interest in Independence Community Bank Corp. is sincerely appreciated.


                               Sincerely,



       /s/ Charles J. Hamm                /s/ Alan H. Fishman
       -------------------                -------------------
       Charles J. Hamm                    Alan H. Fishman
       Chairman of the Board              President and Chief Executive Officer

                        INDEPENDENCE COMMUNITY BANK CORP.
                  195 Montague Street Brooklyn, New York 11201
                                 (718) 722-5300


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on July 27, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Independence Community Bank Corp. (the "Company") will be held at the New Jersey Performing Arts Center, One Center Street, Newark, New Jersey 07102, on Friday, July 27, 2001 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

     (1) To elect six directors for a three-year term or until their successors are elected and qualified;

     (2) To adopt the Directors' Fee Plan for non-employee directors pursuant to which non-employee directors will receive a portion or all of their director fees in shares of common stock rather than cash;

     (3) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2002; and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed June 8, 2001 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                                       By Order of the Board of Directors,


                                       /s/ John K. Schnock
                                       -------------------
                                       John K. Schnock
                                       Corporate Secretary

Brooklyn, New York
June 22, 2001


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY ALSO VOTE BY TELEPHONE OR BY THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED TO YOU. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                        INDEPENDENCE COMMUNITY BANK CORP.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  July 27, 2001

     This Proxy Statement is being furnished to holders of common stock, $.01 par value per share (the "Common Stock"), of Independence Community Bank Corp. (the "Company"), the Delaware-chartered thrift holding company for Independence Community Bank (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the New Jersey Performing Arts Center, One Center Street, Newark, New Jersey 07102, on Friday, July 27, 2001 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about June 22, 2001.

     Your vote is important. Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Stockholders may vote by using a toll-free telephone number or the Internet or by completing the enclosed proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your broker or other holder of record to see which options are available to you. The telephone and Internet voting procedures are designed to authenticate stockholders by use of a control number and to allow stockholders to confirm that their instructions have been properly recorded. The telephone and Internet voting facilities will close at 5:00 p.m., Eastern Time, on July 26, 2001.

     The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (mailed to the attention of John K. Schnock, Senior Vice President, Secretary and Counsel, Independence Community Bank Corp., 195 Montague Street, Brooklyn, New York 11201); (ii) filing a later dated proxy (using a proxy card or the telephone or Internet voting procedure); or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting of stockholders.

                                     VOTING

     Only stockholders of record of the Company at the close of business on June 8, 2001 (the "Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 59,112,339 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

     The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. Directors are elected by a plurality of the votes cast with a quorum present. The six persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company.

     The affirmative vote of a majority of the total votes present in person or by proxy at the Annual Meeting is required to adopt the Directors' Fee Plan and to ratify the appointment of Ernst & Young LLP as the Company's independent auditors. Shares which are voted as abstaining on the adoption of the Directors' Fee Plan and the ratification of the appointment of Ernst & Young, LLP will be treated as shares present and entitled to vote that were not cast in favor of such appointment, and thus will be counted as votes against the matter. Under the rules of the New York Stock Exchange, the proposals for the election of directors, to adopt the Directors' Fee Plan and to ratify the selection of Ernst & Young LLP are considered to be "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                  CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

     By resolution of the Board of Directors, the Company presently is authorized to have 17 directors. The Certificate of Incorporation of the Company provides that the Board of Directors of the Company shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

     No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption. Each of the nominees currently serves as a director of the Company. In March 2001, Alan H. Fishman was appointed President and Chief Executive Officer and a director of the Company. In connection with the appointment of Mr. Fishman, Charles J. Hamm resigned as President and Chief Executive Officer of the Company. Mr. Hamm continues to serve as Chairman of the Board of the Company.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following tables present information concerning the nominees for director of the Company and each director whose term continues.


                     Nominees for Director for Three-Year Term Expiring in 2004
                                            Principal Occupation During                           Director
Name                     Age(1)                 the Past Five Years                               Since(2)
----------------       --------        -----------------------------------------                 ---------
Robert B. Catell          64           Director;  Chairman  and Chief  Executive                   1984
                                       Officer  of  KeySpan   of.   Corporation,
                                       KeySpan Corporation,  Brooklyn, Brooklyn,
                                       New York,  Newsince  York,  August  1998;
                                       Chairman  since  August  1998;  and Chief
                                       Chairman  Executive  and Officer Chief of
                                       Executive   Brooklyn   Union,   Brooklyn,
                                       Officer  of  Brooklyn  New  York,  Union,
                                       sinceBrooklyn,  May  1996  New and  York,
                                       President  and  Chief  Executive  Officer
                                       from 1991 to May 1996.  Director of since
                                       May  1996   and   President   and   Chief
                                       Executive   Officer   Keyspan  from  1991
                                       Corporation  to May 1996.and  Director of
                                       the    Houston    Keyspan     Corporation
                                       Exploration   Company.  and  the  Houston
                                       Exploration Company.


Rohit M. Desai           62            Director;   Chairman  and  and  President                   1992
                                       President  of  Desai  of  Desai   Capital
                                       Management, Capital Management, Inc., New
                                       Inc. York, New New York,  York. New York.
                                       Director of the Rouse  Company,  Director
                                       of the Rouse Finley Enterprises, Company,
                                       Finley Inc.,TeleCorp PCS and Enterprises,
                                       Inc., Sitel Corporation. TeleCorp PCS and
                                       Sitel Corporation.

Robert W. Gelfman        69            Director;  senior  counsel  with  the law                   1988
                                       firm  of  Paul,  Chairman  of the  Board;
                                       served as Chairman,  President  Hastings,
                                       Janofsky & Walker,  & New York,  New York
                                       since July 2000; of July counsel with the
                                       law firm of Battle Fowler LLP, of counsel
                                       with the law firm of Battle  Fowler  LLP,
                                       New York,  New York,  from August 1999 to
                                       July  2000;  partner  of Battle New York,
                                       from August 1999 to July 2000; Fowler LLP
                                       from  1974 to  August  1999.  partner  of
                                       Battle  Fowler  LLP from  1974 to  August
                                       1999.

Charles J. Hamm          64            Chairman   of  the   Board;   served   as                   1975
                                       Chairman,    of   President   and   Chief
                                       Executive  Officer of the Company and the
                                       Bank from and Chief Executive  Officer of
                                       the  Company and 1996 the Bank until from
                                       March 1986 2001;  until  March  President
                                       2001. and Chief  Executive  Officer since
                                       1986.

Scott M. Hand            59            Director;  Director;  Deputy Chairman and                   1987
                                       Chief  Executive  Officer Deputy Chairman
                                       and  Chief  Executive   Officer  of  INCO
                                       Limited,  of INCO  Limited,  a mining and
                                       metals company headquartered a mining and
                                       metals   company  in   headquartered   in
                                       Ontario,  Ontario,  Canada  since  Canada
                                       since  April 2001;  April 2001;  formerly
                                       President,  Director formerly  President.
                                       Director  of  INCO  Limited  and of  INCO
                                       Limited  and  P.T.  International  Nickel
                                       Indonesia Tbk. P.T.  International Nickel
                                       Indonesia Tbk.


Maria Fiorini Ramirez    53            Director;   Director;   Chief   Executive                  2000
                                       Officer,  Chief Executive Officer,  Maria
                                       Fiorini  Maria  Fiorini  Ramirez,   Inc.,
                                       Ramirez,  NewInc.,  York,  New York,  New
                                       York,   New  York,   a  global  a  global
                                       economic   economic    consulting   firm,
                                       consulting firm since 1992. since 1992.




The Board of Directors recommends that you vote FOR election of the nominees for director.

             Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2002

           Nominees for Director for Three-Year Term Expiring in 2004

                                            Principal Occupation During                           Director
Name                     Age(1)                 the Past Five Years                               Since(2)
----------------       --------        -----------------------------------------                 ---------

Willard N. Archie        57            Director;   retired;   certified   public                  1994
                                       accountant   and  and   Chief   Executive
                                       Officer and Managing  Partner of Mitchell
                                       &  Titus,  Chief  Executive  Officer  and
                                       Managing   Partner  of  Mitchell  LLP,  &
                                       Titus,  New York,  LLP, New New York, New
                                       an  accounting  and  management  York, an
                                       accounting    and    consulting     firm,
                                       management  consulting  from January 1998
                                       to December 2000; Vice firm, from January
                                       1998  to  Chairman   December  and  2000;
                                       Managing Vice  Chairman  Partner and from
                                       Managing 1986 to Partner  December  1997.
                                       from 1986  Director  December of Security
                                       1997.  Equity  Director  Life of Security
                                       Insurance Equity and Security Mutual Life
                                       Insurance.  Life  Insurance  and Security
                                       Mutual Life Insurance.


                                            Principal Occupation During                           Director
Name                     Age(1)                 the Past Five Years                               Since(2)
----------------       --------        -----------------------------------------                 ---------
Donald H. Elliott        68            Director;  Partner  with  the law firm of                  1973
                                       Hollyer  Brady  Smith  & Hines  LLP,  New
                                       York, New York, since 1998 and of counsel
                                       from September 1995 to 1998;  previously,
                                       partner with Mudge Rose Guthrie Alexander
                                       & Ferdon LLP from 1991 to 1995.  Director
                                       of KeySpan Corporation.

Donald M. Karp           64            Vice  Chairman of the Board;  previously,                  1999
                                       Chairman and Chief  Executive  Officer of
                                       Broad  National  Bancorporation,  Newark,
                                       New  Jersey,  from 1991 to 1999  prior to
                                       its  merg-  er with the  Company  in July
                                       1999.


Janine Luke              62            Director;  Director of  Windrove  Service                   1976
                                       Corporation,   New  York,  New  York,  an
                                       investment  advisory  firm,  since  1996;
                                       sole owner of Shephard  Management Corp.,
                                       New  York,   New  York,   an   investment
                                       advisory firm since 1978.


Malcolm MacKay           60            Director;  Managing  Director  of Russell                   1977
                                       Reynolds Associates,  Inc., New York, New
                                       York,  an  executive  place-  ment  firm,
                                       since 1989.  Director of Empire  Fidelity
                                       Life   and   Annuity    Corporation,    a
                                       subsidiary of Fidelity Investment Co.


Directors Whose Terms Expire in 2003

                                            Principal Occupation During                           Director
Name                     Age(1)                 the Past Five Years                               Since(2)
----------------       --------        -----------------------------------------                 ---------

Chaim Y. Edelstein       58            Director;  consultant;  formerly Chairman                   1991
                                       of the Board and Chief Executive  Officer
                                       of Hills  Stores,  Inc. from 1995 to 1998
                                       and  consultant  to Federated  Department
                                       Stores from 1994 to 1995.

Alan H. Fishman          55            Director;  President and Chief  Executive                   2001
                                       Officer of the Company and the Bank since
                                       March  2001;  previously,  President  and
                                       Chief Executive Officer of ContiFinancial
                                       Corporation  from July  1999 to  December
                                       2000 and  Managing  Partner  of  Columbia
                                       Financial  Partners,  L.P.  from  1992 to
                                       March    2001.    Director   of   KeySpan
                                       Corporation   and   Affinity   Technology
                                       Group, Inc.

Donald E. Kolowsky       68            Director; retired; formerly, President of                   1989
                                       Pfizer  Chemical  Division  from  1987 to
                                       1991.

Joseph S. Morgano        69            Director;  retired;  formerly,  Executive                   1996
                                       Vice  President - Commercial  Real Estate
                                       Lending  Division  from 1993 until  March
                                       30, 2001;  served in various positions in
                                       the mort- gage lending area after joining
                                       the Bank in 1972.



Directors Whose Terms Expire in 2003 (continued)

                                            Principal Occupation During                           Director
Name                     Age(1)                 the Past Five Years                               Since(2)
----------------       --------        -----------------------------------------                 ---------
Wesley D. Ratcliff       58            Director;  President and Chief  Executive                   1994
                                       Officer    since    1993   of    Advanced
                                       Technological    Solutions,    Inc.,   an
                                       electronics  service  provider located in
                                       Dallas, Texas.


Victor M. Richel         63            Vice  Chairman of the Board;  previously,                   2000
                                       Chairman,  President and Chief  Executive
                                       Officer  of  Statewide  Financial  Corp.,
                                       Jersey  City,  New  Jersey,  from 1995 to
                                       2000 prior to its merger with the Company
                                       in January 2000.

--------------------------
(1) As of June 8, 2001.

(2) Includes service as director of the Bank. Stockholder Nominations

     Article IV, Section 4.15 of the Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination is required to set forth certain information specified in the Bylaws. Any stockholder nomination with respect to this Annual Meeting must have been delivered or received no later than the close of business on February 23, 2001. No such nominations by stockholders were received. Board of Directors Meetings and Committees of the Company and the Bank

     Regular meetings of the Board of Directors of the Company are held monthly. The Board may have additional special meetings. During the fiscal year ended March 31, 2001, the Board of Directors of the Company met 13 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he or she served that were held during fiscal 2001 or such lesser period during the fiscal year that the director served. The Company has established various committees including an Executive Committee, an Audit Committee and a Compensation Committee. In accordance with the Bylaws, the Board of Directors acts as the Nominating Committee and met once in fiscal 2001 in such capacity.

     Audit Committee. The Audit Committee (previously referred to as the Examining Committee) of the Company recommends independent auditors to the Board annually, reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors, reviews the Company's system of internal control with management and such independent auditors, receives periodic reports from the internal auditors and reviews regulatory examination reports. The Audit Committee, which is chaired by Mr. Gelfman and is comprised of all directors except for Messrs. Fishman, Hamm, Karp, Morgano and Richel, met five times during fiscal 2001. In May 2000, the Board adopted an Audit Committee Charter ("Charter"). On June 4, 2001, the Audit Committee amended the Charter, a copy of which is attached hereto as Appendix A.

     Compensation Committee.The Compensation Committee of the Company, which is chaired by Mr. Desai, reviews and recommends compensation and benefits for the Company's executive employees. The standing Compensation Committee consists of Messrs. Archie, Desai, Edelstein, Elliott, Hamm, Hand, Ratcliff and Richel and Mrs. Luke. Five other directors (Messrs. Gelfman, Karp, Kolowsky and MacKay and Ms. Ramirez) serve on a rotating basis. The Compensation Committee met once during fiscal 2001.

     The Board of Directors of the Bank meets on a monthly basis and may have additional special meetings. During the fiscal year ended March 31, 2001, the Board of Directors of the Bank met 13 times. The Board of Directors of the Bank has established eight committees, including an Executive Committee, Compensation Committee, Investment Committee and an Examining Committee. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he or she served that were held during fiscal 2001 or such lesser period during the fiscal year that the director served.

Report of the Audit Committee

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting function and internal controls. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and the Company's internal controls and financial reporting procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing an opinion as to their conformity with generally accepted accounting principles.

     The Audit Committee is composed of directors all of whom are independent as defined by The Nasdaq Stock Market, Inc. listing standards. The Audit Committee is governed by the Charter which specifies, among other things, the scope of the Committee's responsibilities and how those responsibilities are to be performed. A copy of the Charter is attached to this Proxy Statement as Appendix A. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Company's independent auditors.

     The Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. In addition, in compliance with applicable provisions of the Charter, the Committee has considered whether the provision of any non-audit services by the independent auditors is compatible with maintaining the auditor's independence and has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees."

     The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence.

     Based on the review and discussions referred to above in this report and the limitations on the role and responsibility of the Audit Committee, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to Stockholders, which financial statements will be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 to be filed with the Securities and Exchange Commission (the "SEC"). The Audit Committee also recommended the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended March 31, 2002.

                               The Audit Committee

      Robert W. Gelfman, Chairman              Scott M. Hand
      Willard N. Archie                        Donald E. Kolowsky
      Robert B. Catell                         Janine Luke
      Rohit M. Desai                           Malcolm MacKay
      Chaim Y. Edelstein                       Wesley D. Ratcliff
      Donald H. Elliott                        Maria Fiorini Ramirez


Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during the last five years for the nine senior executive officers of the Company and the Bank who do not serve as directors of the Company. No executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

                                             Principal Occupation During
Name                     Age(1)                  the Past Five Years
--------------           ------        -----------------------------------------
Frank W. Baier            36           Senior  Vice  President  and Treasurer of
                                       the Bank  since  June 1, 2001; previously
                                       with    ContiFinancial    Corporation  in
                                       various  capacities including Senior Vice
                                       President and  Chief   Financial  Officer
                                       from  1999 until May 2001, Vice President
                                       and  Treasurer  from  1997 until 1999 and
                                       Director,  Corporate  Finance  from  1996
                                       until 1997.

Thomas J. Brady           65           Senior  Vice  President  and Treasurer of
                                       the   Bank  since  1993;  has  served  in
                                       various capacities since joining the Bank in 1970; Mr. Brady will retire as of June
                                       30, 2001.

John A. Dorman            62           Executive Vice President-Business Banking
                                       since August 1999; previously, President of Broad National Bancorporation from
                                       1992 to 1999 prior to its merger with the Company in July 1999.

Gary M. Honstedt          52           Executive  Vice  President  -  Commercial
                                       Real  Estate  Lending  of  the Bank since
                                       March    2001;   previously, Senior  Vice
                                       President  -  Commercial   Real    Estate
                                       Lending  from  April  1996 to March 2001;
                                       joined the Bank in 1986.

Harold A. McCleery        53           Executive  Vice  President - Chief Credit
                                       Officer   of  the  Bank  since  May 2001;
                                       previously,  served  as  Executive   Vice
                                       President  and  Chief Credit  Officer  of
                                       Bank  Austria  U.S. from  July 2000 until
                                       May  2001;  prior   thereto   served   as
                                       Executive  Vice  President of First Union
                                       National Bank (and its predecessor, First
                                       Fidelity  Bank, Newark, New  Jersey) from
                                       1996 until July 2000.

Terence J. Mitchell       48           Executive   Vice   President  -  Consumer
                                       Banking  since April 1999; Executive Vice
                                       President - Director of Retail Banking of the Bank from July 1998 to March 1999;
                                       previously,  Executive  Vice  President -
                                       Director of Marketing and Retail Banking;
                                       joined the Bank in 1974.

                                             Principal Occupation During
Name                     Age(1)                  the Past Five Years
--------------           ------        -----------------------------------------

Frank S. Muzio            48           Certified  Public Accountant; Senior Vice
                                       President  and  Controller   of  the Bank
                                       since April 1998; previously, Senior Vice
                                       President - Planning and Analysis of Dime
                                       Bancorp, Inc. subsequent to its merger with Anchor Bancorp, Inc. in January 1995 and served as Senior Vice President and Controller of Anchor Bancorp, Inc. from
                                       1993 to 1995.


John K. Schnock           57           Senior   Vice  President,  Secretary  and
                                       Counsel    of    the  Bank   since  1996;
                                       previously,     First   Vice   President,
                                       Secretary and Counsel; joined the Bank in 1972.

John B. Zurell            59           Certified   Public  Accountant; Executive
                                       Vice President - Chief  Financial Officer
                                       since July 1997; Executive Vice President
                                       -   Financial   Systems  and  Director of
                                       Commercial and Consumer Lending for the Bank from 1994 until July 1997; joined the Bank in 1972.

--------------------

(1) As of June 8, 2001.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the SEC and The Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who beneficially owns 10% or more of the Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that with respect to the fiscal year ended March 31, 2001, the Company's officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the Exchange Act.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock,
(ii) each director of the Company, (iii) each executive officer of the Company listed in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.

                                                 Amount and Nature
        Name of Beneficial                       of Beneficial
        Owner or Number of                       Ownership as of               Percent of
        Persons in Group                         June 8, 2001(1)              Common Stock
----------------------------------           ------------------------        ---------------
Independence Community Bank Corp.
Employee Stock Ownership Plan Trust
195 Montague Street
Brooklyn, New York 11201                         5,589,752(2)                     9.5%
Private Capital Management, Inc.
3003 Tamiami Trail North
Naples, Florida 34103                            4,307,980(3)                     7.3%
Directors:
Willard N. Archie                                152,999(4)(5)(6)(7)              *
Robert B. Catell                                 160,980(4)(5)(6)                 *
Rohit M. Desai                                   156,980(4)(5)(6)                 *
Chaim Y. Edelstein                               157,733(5)(6)(8)                 *
Donald H. Elliott                                150,218(4)(5)(6)                 *
Alan H. Fishman                                  200,000(9)                       *
Robert W. Gelfman                                159,268(4)(5)(6)(10)             *
Charles J. Hamm                                  1,159,085(9)(11)(12)(13)         1.9%
Scott M. Hand                                    103,903(5)(6)(14)                *
Donald M. Karp                                   830,054(15)                      1.4%
Donald E. Kolowsky                               182,738(4)(5)(6)                 *
Janine Luke                                      157,480(4)(5)(6)                 *
Malcolm MacKay                                   130,033(4)(5)(6)                 *
Joseph S. Morgano                                590,625(9)(11)(12)(13)(16)       *
Maria Fiorini Ramirez                            2,649(17)                        *
Wesley D. Ratcliff                               156,622(4)(5)(6)                 *
Victor M. Richel                                 31,435(11)                       *


Other Senior Executive Officers:
John A. Dorman                                   200,312(12)(18)                  *
Terence J. Mitchell                              254,846(11)(12)(13)(19)          *
John B. Zurell                                   292,893(11)(12)(13)(19)          *
All directors and executive officers
as a group (26 persons)                          5,647,528(20)                    9.2%


--------------------
* Represents less than 1% of the outstanding shares of Common Stock.


                                               (Footnotes on the following page)

--------------------

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals or entities. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he, she or it directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Independence Community Bank Corp. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Independence Community Bank Corp. Employee Stock Ownership Plan ("ESOP"). RSGroup Trust Company is the trustee ("Trustee") of the Trust. As of the Voting Record Date, 801,812 of the shares held by the ESOP had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by all directors and executive officers as a group does not include the shares held by the ESOP (except for shares allocated to an executive officer as a participant).

(3) This information is based on a Schedule 13F filed with the SEC for the quarter ended March 31, 2001.

(4) Includes with respect to Messrs. Archie, Catell, Desai, Elliott, Gelfman, Kolowsky, Luke, MacKay, Ramirez and Ratcliff, 3,267, 555, 1,110, 15,023, 1,110, 2,868, 1,110, 1,110, 1,349 and 1,188 shares, respectively, representing deferred directors' fees held by the Independence Community Bank Corp. Deferred Compensation Plan (the "Deferred Compensation Plan"). Each director named above disclaims beneficial ownership of such shares except to the extent of their personal pecuniary interest therein.

(5) Includes with respect to Messrs. Archie, Catell, Desai, Edelstein, Elliott, Gelfman, Kolowsky, MacKay and Ratcliff and Mrs. Luke, 46,087 shares allocated to each individual pursuant to grants made under the 1998 Recognition and Retention Plan and Trust Agreement ("Recognition Plan") but which have not vested. Messrs. Archie, Catell, Desai, Elliott, Gelfman, Hand, Kolowsky and Ratcliff and Mrs. Luke deferred receipt of 15,609, 31,972, 31,972, 6,242, 31,972, 15,982, 31,972, 20,811 and 31,972 shares, respectively, previously allocated to them pursuant to the Recognition Plan and each of them disclaims beneficial ownership of such shares except to the extent of their personal pecuniary interests therein. Such deferred shares are held in the Deferred Compensation Plan.

(6) Includes 76,811 shares subject to stock options which are currently or will first become exercisable within 60 days of the Voting Record Date.

(7)  Includes 500 shares owned jointly by Mr. Archie with his spouse.

(8) Includes 1,000 shares owned by Mr. Edelstein's minor child. Mr. Edelstein disclaims beneficial ownership with respect to the 1,000 shares owned by his minor child.

(9) Includes 200,000, 337,973 and 168,986 shares held in the Recognition Plan for Messrs. Fishman, Hamm and Morgano, respectively, which are contingent upon the achievement of certain performance goals established pursuant to the terms of the Recognition Plan. Until such performance goals are satisfied and the shares vest, such shares are voted by the trustees of the Recognition Plan. Messrs. Hamm and Morgano deferred receipt of 234,457 and 117,229 shares, respectively, previously allocated to each of them pursuant to the Recognition Plan and each of them disclaims beneficial ownership of such shares except to the extent of their personal pecuniary interests therein. Such deferred shares as held in the Deferred Compensation Plan.

(10) Includes 288 shares owned by Mr. Gelfman's spouse. Mr. Gelfman disclaims beneficial ownership with respect to the 288 shares owned by his spouse.

(11) Includes with respect to Messrs. Hamm, Morgano, Richel, Mitchell and Zurell 17,081, 15,369, 9,625, 4,300, and 2,677 shares, respectively, held in the
     Independence Community Bank 401(k) Savings Plan in RSI Retirement Trust (the "401(k) Plan"). Does not include any shares contributed to the 401(k) plan on their behalf by the Company and held in the ESOP. See Footnote 12 below.

                                      (Footnotes continue on the following page)

--------------------

(12) Includes with respect to Messrs. Hamm, Morgano, Dorman, Mitchell and Zurell, 6,288, 6,288, 1,764, 6,310 and 6,288 shares, respectively, held in the ESOP which have been allocated to such persons and includes shares contributed by the Company on their behalf pursuant to the terms of the 401(k) Plan. Such amounts are estimated since the allocation for the ESOP plan year has not been finalized.

(13) Includes with respect to Messrs. Hamm, Morgano, Mitchell and Zurell, 563,286, 281,643, 140,821 and 140,821 shares, respectively, subject to stock options which are currently or will first become exercisable within 60 days of the Voting Record Date.

(14) Includes 1,110 shares owned jointly with his spouse.

(15) Includes 310,927 shares held in various trusts of which Mr. Karp's spouse is the trustee, 39,678 shares owned by Mr. Karp's spouse, 67 shares owned by a company of which Mr. Karp is a director, 23,113 shares subject to stock options which are currently or will first become exercisable within 60 days of the Voting Record Date and 74,708 shares held in various trusts of which Mr. Karp or his spouse is the trustee.

(16) Includes 1,110 shares owned jointly with his spouse.

(17) Includes 300 shares owned by Ms. Ramirez's spouse and 1,000 shares subject to stock options which are currently or will first become exercisable within 60 days of the Voting Record Date.

(18) Includes 73,793 shares owned jointly by Mr. Dorman with his spouse, 74,474 shares owned by Mr. Dorman's spouse, 45,337 shares subject to stock options which are currently or will first become exercisable within 60 days of the Voting Record Date and 4,194 shares held in the Deferred Compensation Plan. Mr. Dorman disclaims beneficial ownership with respect to the 4,194 shares held in the Deferred Compensation Plan except to the extent of his personal pecuniary interests herein.

(19) Includes with respect to each of Messrs. Mitchell and Zurell 84,494 shares held in the Recognition Plan which have been allocated to such persons but which have not yet vested. Messrs. Mitchell and Zurell deferred receipt of 18,725 and 58,613 shares, respectively, previously allocated to them pursuant to the Recognition Plan and each of them disclaims beneficial ownership of such shares except to the extent of their personal pecuniary interests therein. Such deferred shares are held in the Deferred Compensation Plan.

(20) Includes 1,493,309 shares held by the Recognition Plan, which may be voted by directors and executive officers pending vesting and distribution, 45,390 shares allocated to executive officers pursuant to the ESOP and 2,131,312 shares which may be acquired by directors and executive officers upon the exercise of stock options which are currently or will first become exercisable within 60 days of the Voting Record Date.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by the Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended March 31, 2001, 2000 and 1999 to the President and Chief Executive Officer of the Bank and the four other most highly compensated officers of the Bank (the "named executive officers"). The named executive officers, each of whom also serves as an executive officer of the Company, do not receive any separate compensation from the Company. The table also includes one person who served during the year as an executive officer but who was not an officer as of March 31, 2001. Annual Compensation Long Term Compensation Awards Payouts



                                        Annual Compensation                                Long Term Compensation
                                        -------------------                                ----------------------
                                                                                         Awards              Payouts
                                                                                         ------              -------
                                                                    Other                       Securities
Name and                                                            Annual        Restricted    Underlying     LTIP      All Other
Principal Position      Fiscal Year    Salary(1)     Bonus      Compensation(2)    Stock(3)     Options(4)    Payouts   Compensation
---------------------  -------------  ---------   ----------    ---------------   ----------    ----------  ----------  ------------
Alan H. Fishman         2001          $ 27,397            --        --            $3,375,000      300,000        --            --
President and Chief
Executive Officer(5)

Charles J. Hamm         2001          $549,562    $  129,706        --            $       --           --        --    $   27,700(6)
Chairman(5)             2000           545,008       173,313        --                    --           --        --        26,355(6)
                        1999           545,012       114,450        --             7,498,758    1,408,218        --        37,681(7)

Joseph S. Morgano(9)    2001          $264,510    $   62,592        --            $       --           --        --    $   27,700(6)
                        2000           262,990        83,631        --                    --           --        --        26,355(6)
                        1999           262,990        54,570        --             3,749,386      704,109        --        37,681(7)

Terence J. Mitchell     2001          $220,000    $   47,600        --            $       --           --        --    $   27,764(6)
Executive Vice          2000           200,000        63,600        --                    --           --        --        26,406(6)
President-              1999           190,000        39,425        --             1,874,693      352,054        --        37,681(7)

John B. Zurell          2001          $234,559    $   52,122        --            $       --           --        --    $   27,700(6)
Executive Vice          2000           219,000        69,642        --                    --           --        --        26,406(6)
President - Chief       1999           209,000        43,370        --             1,874,693      352,054        --        37,681(7)
Financial Officer

John A. Dorman          2001          $201,886    $   30,147        --            $       --           --        --    $   16,113(6)
Executive Vice          2000           124,408        40,280        --                    --           --        --        10,317(6)
President -
Business Banking

--------------------

(1) Does not include amounts deferred by an officer in prior years (and previously reported) and received by such officer in the current fiscal year.
(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Bank, the costs to the Bank of providing such benefits to each of the named executive officers during the fiscal year ended March 31, 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(3) Represents the grant in March 2001 of 200,000 shares of restricted Common Stock to Mr. Fishman and the grant in September 1998 of 563,287, 281,644, 140,822 and 140,822 shares of restricted Common Stock to Messrs. Hamm, Morgano, Mitchell and Zurell, respectively, pursuant to the Recognition Plan which were deemed to have the indicated value at the date of grant, and which had a fair market value at March 31, 2001 with respect to the portion of the grants which remain unvested of $3,487,600, $5,893,573, $2,946,778, $1,473,406, and $1,473,406 for the grants to Messrs. Fishman,
     Hamm, Morgano, Mitchell and Zurell, respectively. Dividends paid on the restricted Common

                                      (Footnotes continue on the following page)

--------------------
     Stock are held in the Recognition Plan and paid to the recipient when the restricted Common Stock vests. With respect to Messrs. Mitchell and Zurell, the awards vest 20% per year from the date of grant. Messrs. Fishman, Hamm and Morgano must achieve certain performance goals, as defined in the Recognition Plan, in order for their shares to be distributed and/or vested. Assuming such goals are achieved, their awards will also vest at 20% per year from the date of grant.

(4) Consists of stock options awarded in September 1998 pursuant to the Company's 1998 Stock Option Plan (the "Option Plan"), except for the stock options granted to Mr. Fishman under the Option Plan which were awarded in March 2001. The options vest 20% per year starting on the first anniversary of date of grant.

(5) Mr. Fishman was appointed President and Chief Executive Officer on March 12, 2001. Concurrently with Mr. Fishman's appointment, Mr. Hamm resigned as President and Chief Executive Officer.

(6) Consists of amounts allocated on behalf of Messrs. Hamm, Morgano, Mitchell, Zurell and Dorman, respectively, pursuant to the ESOP.

(7)  Consists of $39,155,  $39,155,  $39,155 and $39,155  allocated on behalf of
     Messrs. Hamm, Morgano, Mitchell and Zurell, respectively, pursuant to the ESOP, and a contribution of $219 to the 401(k) Plan for Mr. Mitchell.

(8) Mr. Morgano retired as Executive Vice President-Commercial Real Estate Lending Division effective March 30, 2001.

 Stock Options

     The following table sets forth certain information concerning the grant of stock options awarded to Mr. Fishman during the fiscal year ended March 31, 2001. No other named executive officer was granted stock options during fiscal 2001. Option Grants in Last Fiscal Year

                                                       % of Total
                       Options      Granted Options     Exercise      Expiration    Fair Value of
      Name           Granted (1)    to Employees       Price (2)        Date        Options (3)
--------------------------------------------------------------------------------------------------
Alan H. Fishman        300,000          93.75%           $16.875       3/12/11        $1,626,000


--------------------
(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant.
(2) The exercise price was based on the fair market value of a share of Common Stock on the date of grant.
(3) The fair value of the options granted was estimated using the Black-Scholes Pricing Model. Under such analysis, the interest rate was assumed to be 4.89%, the expected life of the options to be six years, the expected volatility to be 30.91% and the dividend yield to be 1.9% per share.

     The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended March 31, 2001 and options held at March 31, 2001.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES


                          Shares                              Number of                             Value of
                       Acquired on      Value                Unexercised                           Unexercised
Name                    Exercise      Realized            Options at Year End                  Options at Year End(1)
----                    --------      --------     ----------------------------------     -------------------------------
                                                   Exercisable          Unexercisable     Exercisable       Unexercisable
                                                   -----------          -------------     -----------       -------------

Alan H. Fishman             -             -          -                      300,000        $        -         $  168,900
Charles J. Hamm             -             -          563,286                844,932         2,323,555          3,485,345
Joseph S. Morgano           -             -          281,643                422,466         1,161,777          1,742,672
Terence J. Mitchell         -             -          140,821                211,233           580,887            871,336
John B. Zurell              -             -          140,821                211,233           580,887            871,336
John A. Dorman              -             -          45,337                       -           367,570                  -

--------------------
(1) Based on a per share market price of $17.438 at March 31, 2001. Except for the 300,000 options granted to Mr. Fishman during fiscal 2001 and the 45,337 options held by Mr. Dorman and converted to options to purchase shares of Common Stock in connection with the merger of Broad National Bancorporation, the exercise price of all options reflected in table is $13.3125.

Severance Agreements

     The Company and the Bank (collectively, the "Employers") entered into Change in Control Agreements with Messrs. Hamm, Mitchell, Zurell and Dorman (as well as certain other executive officers) (including Mr. Fishman, the "Executives") in November 1998, except with respect to Mr. Dorman whose agreement was entered into in July 1999 (and amended in November 2000) in connection with the acquisition of Broad National Bancorporation. The Company and the Bank entered into a Change in Control Agreement with Mr. Fishman in June 2001 (collectively, the "Agreements"). The Agreements have terms of three years, which term shall be extended each year for a successive, additional one-year period upon approval by the Board of Directors unless either the Board of Directors or the Executive elects in writing, not less than 30 days prior to the annual anniversary date, not to extend the term.

     The Agreements provide that if certain adverse actions are taken with respect to the Executive's employment following a change in control, as defined, of the Company or the Bank, the Executive will be entitled to a cash severance payment equal to three times the Executive's annual compensation. In addition, the Executive will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until he obtains full-time employment with another employer, whichever occurs first

     A change in control generally is defined in the Agreements to include any change in control of the Company or the Bank required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     Each Agreement provides that if the payments and benefits to be provided thereunder, or otherwise upon termination of employment, are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then the Executive would be reimbursed for any excise tax liability pursuant to Sections 280G and 4999 of the Code and for any additional income taxes imposed as a result of such reimbursement. Because the amount of the payments and benefits that could constitute a parachute payment is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to an Executive under the Agreements.

     Although the above-described Agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Bank may determine to enter into similar agreements with other officers in the future.

     The Company also adopted during fiscal 1999 a severance plan which covers certain officers who are not otherwise covered by Agreements. Such plan provides certain severance benefits to participants whose employment is terminated or whose job responsibilities are substantially reduced in connection with or subsequent to a change in control of the Company. The severance plan uses the same definition of change in control as the Agreements.

Directors' Compensation

     Members of the Bank's Board of Directors receive $1,500 per meeting attended of the Board and $850 per committee meeting attended, except for Messrs. Hamm and Fishman who do not receive any fees. Board fees are subject to periodic adjustment by the Board of Directors. In addition, non-employee directors receive an annual retainer of $20,000. With respect to the annual retainer for fiscal 2002, non-employee directors received 1,110 shares of Common Stock in lieu of cash. If the Directors' Fee Plan which is being considered at the Annual Meeting is approved, non-employee directors will receive their annual retainer in subsequent fiscal years in shares of Common Stock. In addition to fees paid to directors for Board and committee meetings, non-employee directors of the Company at the time of the adoption of the Option Plan participated in the Option Plan and the Recognition Plan. Stock option grants and restricted stock awards were issued to non-employee directors in September 1998 subsequent to stockholder approval of the Option Plan and the Recognition Plan.

Benefits

     Retirement Plan. The Bank maintains a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. All salaried employees who have attained at least the age of 21 and who have completed at least one hour of service as of July 31, 2000 are eligible to participate in the Retirement Plan. The Retirement Plan was amended in June 2000 to cease admission of any new participants after July 31, 2000. The Retirement Plan provides for a benefit for each participant, including the eligible named executive officers, equal to 2% of the participant's final average compensation as of July 31, 2000 (average W-2 compensation during the highest 60 consecutive months of employment) multiplied by the participant's years (and any fraction thereof) of eligible employment (up to a maximum of 30 years) for service up to and including July 31, 2000 and 1% of the participant's final average compensation multiplied by the participant's years (and any fraction thereof) of eligible employment on or after August 1, 2000. A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on an actuarial basis and all assets are held in trust by the Retirement Plan trustee.

     The following table illustrates the maximum annual benefit payable upon retirement at age 65 (in single life annuity amounts with no offset for Social Security benefits) at various levels of compensation and years of service under the Retirement Plan and the Supplemental Executive Retirement Plan ("SERP") (discussed below) maintained by the Bank.

                            Years of Service (1)(2)
                            -----------------------

Remuneration (3)(4)          15            20            25            30
-------------------          --            --            --            --
     $125,000            $ 37,500      $ 50,000      $ 62,500      $ 75,000
      150,000              45,000        60,000        75,000        90,000
      175,000              52,500        70,000        87,500       105,000
      200,000              60,000        80,000       100,000       120,000
      225,000              67,500        90,000       112,500       135,000
      250,000              75,000       100,000       125,000       150,000
      300,000              90,000       120,000       150,000       180,000
      400,000             120,000       160,000       200,000       240,000
      450,000             135,000       180,000       225,000       270,000
      500,000             150,000       200,000       250,000       300,000
      600,000             180,000       240,000       300,000       360,000
      700,000             210,000       280,000       350,000       420,000
      800,000             240,000       320,000       400,000       480,000
      900,000             270,000       360,000       450,000       540,000



(1) The annual retirement benefits shown in the table do not reflect a deduction for Social Security benefits; there are no other offsets to benefits. The amounts reflect the maximum benefit; the benefit amounts payable could be less if based in whole or in part on service after August 1, 2000.

(2)  The maximum years of service credited for benefit purposes is 30 years.

(3) For the fiscal year of the Retirement Plan beginning on January 1, 2001, the average final compensation for computing benefits under the Retirement Plan cannot exceed $170,000 (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation are provided through the SERP.

(4) For the fiscal year of the Retirement Plan beginning on January 1, 2001, the maximum annual benefit payable under the Retirement Plan cannot exceed $140,000 (as adjusted for subsequent years pursuant to Code provisions).

     The following table sets forth the years of credited service and the average annual compensation (as defined above) determined as of the end of the 2001 fiscal year for each of the named executive officers other than Mr. Fishman who is not a participant in the Retirement Plan. Years of Credited Average Annual Service Earnings

                              Years of Credited           Average Annual
                                   Service                   Earnings
                              -----------------           --------------
Charles J. Hamm                   16 years                 $ 837,358
Joseph S. Morgano                 28 years                   341,645
Terence J. Mitchell               27 years                   244,693
John B. Zurell                    29 years                   258,468
John A. Dorman                    9 years                    239,850


     Supplemental Executive Retirement Plan. The Bank has adopted the SERP to provide for eligible employee benefits that would be due under its Retirement Plan if such benefits were not limited under the Code. SERP benefits provided with respect to the Retirement Plan are reflected in the pension table.

Compensation Committee Interlocks and Insider Participation

     In fiscal 2001, the Compensation Committee of the Boards of Directors of the Company (the "Committee") and the Bank determined the salaries and bonuses of the Company's and the Bank's executive officers. The Committee also reviews and approves the salaries and bonuses for the Company's and the Bank's other officers and employees. Mr. Hamm, Chairman of the Company and the Bank, is a member of the Committee. Mr. Fishman serves on the Board of Directors of KeySpan Corporation and Mr. Catell, who served on the Committee until January 31, 2001, is the Chairman and Chief Executive Officer of KeySpan Corporation. Mr. Catell will not serve on the Committee in fiscal 2002. The Committee met once during fiscal 2001. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers of the Company and the Bank and employees for the fiscal year ended March 31, 2001 is set forth below. The standing Committee consists of Messrs. Archie, Desai, Edelstein, Elliott, Hamm, Hand, Ratcliff and Richel and Mrs. Luke. Five other directors (Messrs. Gelfman, Karp, Kolowsky and MacKay and Ms. Ramirez) serve on a rotating basis.

                      REPORT OF THE COMPENSATION COMMITTEE

     Under the rules of the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's President and Chief Executive Officer and certain other executive officers of the Company for the fiscal year ended March 31, 2001. The following discussion addresses compensation information relating to the President and Chief Executive Officer and the other executive officers of the Company for fiscal 2001 and sets forth the report of the Committee.

     Compensation Philosophy. The Committee is responsible for administering the executive compensation program of the Company, annually reviewing and evaluating the base salary and incentive compensation for all executive officers, including the President and Chief Executive Officer, and recommending to the Board, which has final responsibility, the appropriate level of compensation for the Company's executive officers.

     In conducting its review, the Committee places primary consideration on the recommendations of the President and Chief Executive Officer (and in fiscal 2001, the Chairman) with respect to the compensation of executive officers other than himself. The President and Chief Executive Officer does not participate in the Committee's review of his own compensation package. The Committee considers the objectives and performance of the Company, individual performance, level of responsibility and compensation practices at comparable financial institutions in establishing appropriate executive compensation levels.

     The purposes of the Company's executive compensation policies are to attract and retain qualified individuals; align the interests of the Company's executive officers and all other officers with the interests of its stockholders; reward high performance by the Company and the executive; and maintain compensation levels that are competitive with other financial institutions, particularly those operating in the New York metropolitan area. The compensation structure is designed to support the achievement of the
Company's performance and the primary strategic objective of enhancing stockholder value over time and to ensure that executive officers interests are aligned with those of the Company's stockholders. Although the discussion below describes the methodology used to establish compensation levels in fiscal 2001, the process of evaluating and determining the most appropriate and effective executive compensation structure is an ongoing matter. Consequently, the Committee may determine to use the same or a different methodology for setting compensation levels in fiscal 2002.

     The total compensation package of the Company's executive officers is based on the following principles:

1. Link to Stock Value - Equity-based plans such as the Recognition Plan and Option Plan should comprise a significant portion of total compensation so as to link executive compensation to long-term Company performance and stockholder interests.

2. Long-Term Orientation - Compensation for executive officers should be based on long-term interests of the Company's stockholders with reduced emphasis on base salary. Awards made pursuant to the Recognition Plan and Option Plan will generally vest at the rate of 20% per year on each annual anniversary of the date of the grant over a five-year period. As discussed, below, the Company's annual incentive compensation plan also includes a component of long-term compensation.

3. Competitive With Other Financial Institutions-The total compensation package should be competitive with that of other financial institutions, particularly those in the New York metropolitan area.

     Annual Incentive Pay.The Company's annual incentive compensation program is designed to provide additional annual compensation over base salary based on improvement during the fiscal year in Economic Value Added ("EVA") (EVA is a registered trademark of Stern Stewart & Co. ("Stern Stewart")), an operating performance measure closely linked to changes in stockholder value. All officers of the Company are eligible to participate in the EVA incentive compensation program, which was developed with the assistance of Stern Stewart, a nationally recognized consulting firm.

     EVA-related compensation is based on achievement of performance targets approved by the Committee and the Board of Directors. In general, EVA is a measure of the Company's economic earnings after taxes less a charge for the cost of capital. The capital charge was determined in consultation with Stern Stewart and is intended to represent the return expected by the Company's stockholders and to take into account the risk and cost of providing the capital.

     For fiscal year 2001, achievement of the EVA target established by the Committee and the Board would have resulted in an incentive compensation payment of 20% of base salary to executive officers. As EVA targets for fiscal year 2001 were met but not exceeded, EVA awards to executive officers were 20% of base salary. The EVA plan provides that two-thirds of EVA incentive compensation which is derived from performance in excess of target shall be held in an incentive reserve bank which is paid out in future years and is based on future EVA improvement. Accordingly, those participants who had a reserve bank balance from prior years also received one-third of such reserve balance.

     The Chairman and the President and Chief Executive Officer. The Committee recommended and the Board of Directors awarded Mr. Hamm, the Company's Chairman, an annual salary of $545,000 effective in March 2001. Mr. Fishman, the recently appointed President and Chief Executive Officer, was awarded an initial annual salary of $500,000 based on an analysis of the salaries of the chief executive officers of peer group financial institutions in the New York metropolitan area and the significant contribution that the chief executive officer makes to the successful operations of the Company. No specific formula was used by the Committee to establish the Chairman's salary for fiscal 2001 nor did the Committee set specified salary levels based on the achievement of particular quantitative financial measures of performance targets. The base salary for Mr. Hamm, who served as Chairman, President and Chief Executive until March 2001, has not changed since the fiscal year beginning on April 1, 1999.

                           The Compensation Committee

        Rohit M. Desai, Chairman                Donald M. Karp
        Willard N. Archie                       Donald E. Kolowsky
        Chaim Y. Edelstein                      Janine Luke
        Donald H. Elliott                       Malcolm MacKay
        Robert W. Gelfman                       Maria Fiorini Ramirez
        Charles J. Hamm                         Wesley D. Ratcliff
        Scott M. Hand                           Victor M. Richel

Performance Graph

     Pursuant to the rules and regulations of the SEC, the graph below compares the performance of the Common Stock with that of the Nasdaq Composite Index (U.S. Companies) and the SNL $5 billion to $10 billion Thrift Index (the "SNL Index") from March 17, 1998, the date the Common Stock began trading on The Nasdaq Stock Market, through March 31, 2001. The SNL Index is an index created by SNL Securities, L.P., Charlottesville, Virginia, a nationally recognized analyst of financial institutions. The graph is based on the investment of $100 in the Common Stock at its closing price on March 17, 1998. The cumulative returns include the payment of dividends by the Company.



[GRAPH - PLOTTED POINTS LISTED BELOW]

                                                                        Period Ending
                                        ---------------------------------------------------------------------------
Index                                   3/17/98   3/31/98  9/30/98   3/31/99   9/30/99  3/31/00   9/30/00   3/31/01
-------------------------------------------------------------------------------------------------------------------
Independence Community Bank Corp.       100.00    103.62    81.52     74.95     69.96     65.86     83.82    105.48
NASDAQ - Total US                       100.00    103.38    95.84    139.67    156.59    259.78    207.87    103.99
SNL $5B to $10B Thrift Index            100.00    102.33    73.40     77.04     78.67     76.55     83.29     98.16

Certain Relationships and Related Transactions

     In accordance with applicable laws and regulations, the Bank offers mortgage loans to its officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans generally are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. All such loans to executive officers were current as of March 31, 2001.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stock-holder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties, unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features. Involvement in Certain Legal Proceedings

     In May 2000, ContiFinancial Corporation filed a voluntary petition for relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code. At the time of such filing, Mr. Fishman was serving as President and Chief Executive Officer of ContiFinancial Corporation. Mr. Fishman joined ContiFinancial Corporation in July 1999 and resigned in December 2000.

                    PROPOSAL TO ADOPT THE DIRECTORS' FEE PLAN

     The Board of Directors of the Company has adopted the Directors' Fee Plan (the "Plan") in order to provide that a portion or all of the compensation be paid to the non-employee directors of the Company and the Bank in shares of Common Stock in lieu of cash, thereby increasing the proprietary interest of such directors in the Company as an incentive to contribute to its success.

     Non-employee directors of the Bank are currently paid an annual retainer of $20,000. In addition, directors of the Bank receive $1,500 for each meeting of the Board attended and $850 for each committee meeting attended, except for Messrs. Hamm and Fishman who do not receive any fees. Members of the Board of Directors of the Company, which is comprised of the same individuals, do not receive any additional fees for service as directors of the Company. Prior to fiscal year 2002, the Bank paid the directors' compensation in cash. In May 2001, however, the non-employee directors received 1,110 shares of Common Stock in lieu of cash as payment for their annual retainer for fiscal 2002. Non-employee directors will continue receiving their Board and committee fees payable in cash for fiscal 2002. The Company has adopted the Plan in order to continue paying non-employee directors' compensation in shares of Common Stock and is submitting the Plan for stockholder approval in order to satisfy requirements of The Nasdaq Stock Market, Inc. (the "Nasdaq"), which generally requires issuers with securities listed on the Nasdaq to obtain stockholder approval of the issuance of securities in connection with, among other things, option plans or other special remuneration plans for directors, officers or key employees.

     The following description of the Plan is a summary of its terms and is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Appendix B.

     Each non-employee director will participate in the Plan. Directors who are employees of the Company, the Bank or any subsidiary are not eligible to participate in the Plan. Currently, Messrs. Hamm and Fishman do not receive fees in connection with their service as members of the Board of Directors.

     Under the Plan, non-employee directors will, to the extent shares remain available, receive their annual retainer (currently $20,000) for services as directors payable in shares of Common Stock. In addition, non-employee directors may elect to receive all or a portion of their fees for attending Board and committee meetings payable in shares of Common Stock. The directors' compensation shall be paid on the first business day of each month in the month immediately following the month in which it was earned (the "Payment Date"). The annual retainer is deemed to have been earned in April of each year. To the extent the directors' compensation is payable in shares of Common Stock, the directors will receive a number of whole shares of Common Stock equal to the amount of the director's compensation for the month in question divided by the Fair Market Value of such shares on the Payment Date. The term "Fair Market Value" is defined in the Plan to mean the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported by the Nasdaq or other principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Company. No fractional shares of Common Stock will be issued to non-employee directors under the Plan. The Plan provides that the non-employee directors will be paid cash for fractional shares of Common Stock based upon the Fair Market Value of such fractional share on the Payment Date. Non-employee directors may change their elections no more than once per quarter. Any such changes become effective on the first day of the calendar quarter immediately succeeding the date of the election change. In addition, non-employee directors can elect to defer receipt of any or all shares of Common Stock they would receive under the Plan in accordance with the terms of the Deferred Compensation Plan.

     A total of 600,000 shares of Common Stock has been reserved for issuance under the Plan, subject to adjustment in the event of certain corporate transactions, including stock splits, stock dividends and other changes in the capital of the Company. The Plan provides that shares issued to non-employee directors may be authorized but unissued shares, treasury shares or shares purchased by the Company in the open market or from private sources. Shares issued under the Plan will not be restricted and will be freely tradeable subject to compliance with provisions of the federal securities laws applicable to transfers and sales of shares of Common Stock by directors generally. Based on the current composition of the Board of Directors, it is currently expected that there will be approximately 16 non-employee directors eligible to participate in the Plan when it commences in fiscal 2003. The Company intends to file a Registration Statement on Form S-8 with the SEC registering the shares issuable under the terms of the Plan.

     On June 8, 2001, the closing sale price of a share of Common Stock as reported by the Nasdaq was $18.21. The exact amount of shares which will be issued to each non-employee director is not readily determinable since it will be both a function of the market price of the Common Stock and whether an individual non-employee director elects to receive some or all of his or her Board and committee fees in shares of Common Stock rather than cash. Had the Plan been in effect on June 8, 2001 and the annual retainer had been paid in shares of Common Stock based upon the closing sale price on such date, each non-employee director would have received 1,098 shares of Common Stock in lieu of receipt of his or her retainer.

       The Board of Directors recommends that you vote FOR approval of the
                              Directors' Fee Plan.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the fiscal year ending March 31, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

     The Audit Committee considered, in determining whether to appoint Ernst & Young LLP as the Company's auditors, whether the provision of services, other than auditing services, by Ernst & Young LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed other audit- and tax-related services for the Company in fiscal 2001. These other services included audit-related services (consisting primarily of benefit plan audits, accounting consultation and internal audit services), tax compliance and tax consulting services and miscellaneous advisory services. The Audit Committee believes that Ernst & Young LLP's performance of these other services is compatible with maintaining the auditor's independence. Audit Fees

     The aggregate amount of the fees billed by Ernst & Young LLP for its audit of the Company's annual financial statements for fiscal 2001 and for its reviews of unaudited interim financial statements included in reports filed by the Company under the Exchange Act during such fiscal year was $386,000. Financial Information Systems Design and Implementation

     The  Company  did not  engage  or pay any  fees to  Ernst & Young  LLP with
respect  to  the  provision  of  financial   information   systems   design  and
implementation services during fiscal 2001.

Other Fees

     The aggregate amount of fees billed by Ernst & Young LLP for all other services (as described above) rendered to the Company during fiscal 2001 was $455,000 (including in such amount $227,000 of fees relating to audit-related services).

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 2002.

                              STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in July 2002, must be received at the principal executive offices of the Company, 195 Montague Street, Brooklyn, New York 11201, Attention: John K. Schnock, Senior Vice President, Secretary and Counsel, no later than February 22, 2002.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials with respect to the immediately preceding annual meeting of stockholders of the Company. Proposals to be presented at the 2001 Annual Meeting had to be submitted to the Company by February 23, 2001. No such proposals were received by such date. Proposals to be submitted for consideration at the Company's next annual meeting of stockholders must be received by February 22, 2002. Such stockholder's notice is required to set forth as to each matter the stockholder proposes to bring before an annual meeting certain information specified in the Bylaws.

                                 ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders, which includes a copy of the Company's Annual Report to Stockholders on Form 10-K for the fiscal year ended March 31, 2001, accompanies this Proxy Statement. Such annual reports are not part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 required to be filed under the Exchange Act. Such written request should be directed to Alan J. Cohen, Senior Vice President- Investor Relations, Independence Community Bank Corp., 195 Montague Street, Brooklyn, New York 11201. The Annual Report on Form 10-K is not part of these proxy solicitation materials.

                                  OTHER MATTERS

     Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies. Each proxy solicited hereby also confers discretionary authority on the proxy holders designated by the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the Annual Meeting.

     The cost of the solicitation of proxies will be borne by the Company. The Company has retained Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $4,000, plus reimbursement for reasonable out-of-pocket expenses and a fee for each stockholder contacted. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.


                                             By Order of the Board of Directors,



                                             /s/ John K. Schnock
                                             -------------------
                                             John K. Schnock
                                             Corporate Secretary



Brooklyn, New York
June 22, 2001

                                                                      APPENDIX A


                                 CHARTER OF THE
                        INDEPENDENCE COMMUNITY BANK CORP.
      AUDIT COMMITTEE. ADOPTED MAY 25TH, 2000, LAST AMENDED JUNE 4TH, 2001

Organization

This charter governs the operations of the Company's Audit Committee of the Board of Directors. The committee shall review and reassess this charter at least annually and obtain the approval of the Board of Directors. The committee shall be appointed by the Board of Directors and shall comprise at least three Directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate or shall become financially literate within a reasonable period of time after appointment to the committee and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholder approval.

o The committee shall have oversight responsibility of the internal audit function.

o Except for audit or audit-related services as enumerated below, the committee shall pre-approve all other services to be provided by the independent auditor if such engagement is expected to cost more than $100,000 or if such services cumulatively exceed 25% of total fees to be paid to the independent auditor. The committee shall also review all fees paid to the independent auditor for all services at least semi-annually. Audit and audit-related services consist of:

o Audit of the Company's annual financial statements for the most recent fiscal year and reviews of the financial statements included in the Company's Form 10-K

o SEC registration statements and private placements, including document review and issuance of comfort letters and consents

o   Audits of employee benefit plans

o Services related to the assessment, design and implementation of internal accounting controls and risk management controls

o   Consultation on accounting/regulatory standards or transactions

o   Due diligence

o Statutory and/or subsidiary audits not necessary for signoff on the consolidated financial statements

o   Attestation engagements performed under the AICPA's attestation standards

o   Service organization reports ("SAS 70" reports)

o   Accounting opinions issued under professional standards ("SAS 50" reports)

o Most information systems assurance and advisory services, including reviews of controls, systems availability, reliability, or security assessments, attack and penetration studies and infrastructure review

o   Internal audit services except those prohibited by the SEC

o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations and the results of relevant regulatory examinations.

o The committee shall review the quarterly financial results with management and the independent auditors prior to public disclosure by press release or regulatory filing of such quarterly results. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and the other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                                                      APPENDIX B


                        INDEPENDENCE COMMUNITY BANK CORP.
                               DIRECTORS' FEE PLAN

1. Purposes. The purpose of this Directors' Fee Plan (the "Plan") is to provide the Directors (as hereinafter defined) of Independence Community Bank Corp. (the "Company") and its subsidiaries with the opportunity to receive the fees payable to them for their services as Directors in shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock").

2. Definitions. In addition to the terms defined in Section 1 above, the following terms used in the Plan shall have the meanings set forth below:

   (a) "Board" shall mean the Board of Directors of the Company and any Subsidiary.

   (b) "Code" shall mean the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including proposed regulation) thereunder shall include any successor provisions or regulations.

   (c) "Directors' Fees" shall mean those fees received by Non-Employee Directors subsequent to March 31, 2002 for their services to the Board, which fees consist of an annual retainer amount (the "Retainer") plus fees for attending meetings of the Board and any committees thereof ("Attendance Fees").

   (d) "Employee" means any person who is employed by the Company or any of its Subsidiaries, including employees who may also be directors of the Company or its Subsidiaries.

   (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule thereunder shall include any successor provisions or rules.

   (f) "Fair Market Value" means the mean between the following prices, as applicable, on the Payment Date as quoted in The Wall Street Journal (or in such other reliable publication as the Board or its delegate, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Common Stock is listed, or
        (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the Automated Quotations System of The Nasdaq Stock Market, Inc. or any successor system then in use ("Nasdaq"). If there are not such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on Nasdaq, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above. If the fair market value of the Common Stock cannot be determined on the basis previously set forth above on the date as of which fair market value is to be determined, the Board or its delegate shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than restriction which, by its terms, will never lapse.

   (g) "Non-Employee Director" means a member of the Board of Directors of the Company or the Board of Directors of the Independence Community Bank or any successor thereto who is not an Employee.

   (h)  "Participant" means each Non-Employee Director.

   (i)  "Payment Date" shall mean the first business day of each month.

   (j)  "Subsidiary"   means   Independence   Community  Bank  and  any  of  the
        subsidiaries of the Company or Independence Community Bank which, with the consent of the Board, agree to participate in this Plan.

3. Reservation of Shares. The aggregate number of shares of Common Stock available under this Plan shall be 600,000 shares.

4. Participation. All Non-Employee Directors shall be Participants in this Plan.

5. Directors' Fees.

   (a) During the term of this Plan, the amount (as stated by resolution by the Board) of all Retainers payable to Participants shall, to the extent shares remain available hereunder, be payable in shares of Common Stock. Such Retainer shall be deemed to have been earned in April of each year.

   (b) During the term of this Plan, Participants may elect to receive all, or any portion of, their Attendance Fees in Common Stock. The election by a Participant to receive payment of Attendance Fees in Common Stock is made by filing with the Secretary of the Company a Notice of Election in the form prescribed by the Company (an "Election"). Attendance Fees earned at any time for which an Election is not effective shall be paid in cash on the date when the Attendance Fees are otherwise payable. Subject to the terms of the Plan and compliance with any applicable provision of Federal securities laws, an Election may be changed, modified or terminated by filing with the Secretary of the Company a new Notice of Election, with respect to a change or modification, or a Notice of Termination in the form prescribed by the Company, with respect to a termination. Such Election may not be changed, modified or terminated more than once each calendar quarter and shall be effective commencing on the first day of the calendar quarter immediately succeeding the date of filing with the Secretary the Notice of Election or Notice of Termination. Any Election shall terminate on the date a Director ceases to be a member of the Board. Any Notice of Election or Notice of Termination shall become irrevocable when filed, except by the filing of a new Notice of Election or a Notice of Termination which thereafter becomes effective in accordance with the provisions of this
        Section 5(b). Notwithstanding the provisions set forth below regarding the effective date of an Election, no Election filed which changes or modifies an existing Election shall become effective until the existing Election is terminated or modified by the new Election under the provisions set forth below.

   (c)  To the extent  Directors'  Fees are payable in Common Stock  pursuant to
        Section 5(a) and 5(b), above, any such Directors' Fees payable shall be paid by the issuance to the Director of a number of whole shares of Common Stock equal to the amount of Directors' Fees payable divided by the Fair Market Value of one share of the Common Stock, on the first Payment Date in the month immediately following the month in which such Directors' Fees were earned (with cash being paid in lieu of any fractional shares). The Company shall issue share certificates to the Director for the shares of Common Stock acquired or, if requested in writing by the Director, the shares acquired shall be added to the Director's account under the Company's Deferred Compensation Plan. As of the date on which the Director Fees are payable in shares of Common Stock, the Director shall be a stockholder of the Company with respect to such shares.

   (d) This Plan shall not affect the ability of the Participants to defer receipt of their Directors' Fees, whether they are payable in cash or Common Stock, under the Company's Deferred Compensation Plan. Any such deferrals must be in compliance with the terms of the Deferred Compensation Plan, including the timing of any such deferral election.

6. Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Company on the open market or from private sources for use under the Plan.

7. Adjustments for Capital Changes. The aggregate number of shares of Common Stock available for issuance under this Plan shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company.

8. Amendment/Termination. The Board may, with prospective or retroactive effect, amend, alter, suspend, discontinue, or terminate the Plan at any time.

9. General Provisions.

   (a) Compliance. The Company shall impose such restrictions on Common Stock delivered to a Participant hereunder and any other interest constituting a security as it may deem advisable in order to comply with the Securities Act of 1933, as amended, the requirements of the Exchange Act, the requirements of the Nasdaq or any other stock exchange or automated quotation system upon which the Stock is then listed or quoted, any state securities laws applicable to such a transfer, any provisions of the Company's Certificate of Incorporation or Bylaws, or any other law, regulation, or binding contract to which the Company is a party.

   (b) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

   (c) Construction. The captions and numbers preceding the sections of the Plan are included solely as a matter of convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of the Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular.

   (d) Severability. In the event that any provision of the Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

10. Effective Date. The Plan was adopted by the Board subject to receipt of approval of the Company's stockholders (the date of such stockholder approval shall be the Effective Date of the Plan).

[ X ]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE
                                 REVOCABLE PROXY
                       INDEPENDENCE COMMUNITY BANK CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 27, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned, being a stockholder of Independence Community Bank Corp. (the "Company") as of June 8, 2001, hereby authorizes Alan H. Fishman and Terence J. Mitchell, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at the New Jersey Performing Arts Center, One Center Street, Newark, New Jersey 07102, on Friday, July 27, 2001 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth on the reverse hereof.

1. Election of Directors:

       Robert B. Catell, Rohit M. Desai,
       Robert W. Gelfman, Charles J. Hamm,
       Scott M. Hand, Maria Fiorini Ramirez


                             With-                     For All
          For [   ]          hold      [   ]           Except        [   ]


   INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


2. To adopt the Directors' Fee Plan for non-employee directors.

          For [   ]          Against   [   ]           Abstain       [   ]


3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.

          For [   ]          Against   [   ]           Abstain       [   ]


4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other such business.


   PLEASE CHECK BOX IF YOU PLAN TO                                   [   ]
   ATTEND THE MEETING.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE BOARD'S NOMINEES, PROPOSAL 2 AND PROPOSAL 3.

This proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on July 27, 2001 and at any adjournment thereof.

Shares of the Company's common stock will be voted as specified. If returned, but not otherwise specified, this proxy shall be voted "FOR" the election of the Board of Directors' nominees to the Board of Directors, "FOR" the adoption of the Directors' Fee Plan for non-employee directors, "FOR" ratification of the Company's independent auditors, and otherwise at the discretion of the proxies. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting.


                         Please be sure to sign and date
                          this proxy in the box below.


                        ---------------------------------
                                      Date

                        ---------------------------------
                             Stockholder sign above


                        ---------------------------------
                          Co-holder (if any) sign above

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                        INDEPENDENCE COMMUNITY BANK CORP.
                               195 Montague Street
                            Brooklyn, New York 11201

     The above signed hereby acknowledges receipt of Notice of the Annual Meeting and the accompanying Proxy Statement and other materials prior to signing this proxy.

     Please sign exactly as your name appears on the stock certificate(s). If signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix its seal. A partnership should sign in the partnership name by an authorized person. When shares are held jointly, only one holder need sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

                                 REVOCABLE PROXY

                       2001 ANNUAL MEETING OF STOCKHOLDERS

                        INDEPENDENCE COMMUNITY BANK CORP.
                  195 Montague Street Brooklyn, New York 11201
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, being a stockholder of Independence Community Bank Corp. (the "Company") as of June 8, 2001, hereby authorizes Alan H. Fishman and Terence J. Mitchell, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at the New Jersey Performing Arts Center, One Center Street, Newark, New Jersey 07102, on Friday, July 27, 2001 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth on the reverse hereof.


            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)


                           => FOLD AND DETACH HERE =>

        INDEPENDENCE COMMUNITY BANK CORP.-- ANNUAL MEETING, JULY 27, 2001
                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

     1. Call toll free 1-877-210-0269 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call;

                                       or

     2. Via the Internet atwww.proxyvoting.com/icbnyand follow the instructions;

                                       or

     3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

     1. To elect six directors for a three-year term or until their successors are elected and qualified.

                                                      For All
                   For              Withhold          Except
                   [_]                [_]               [_]

             (01) Robert B. Catell          (02) Rohit M. Desai
             (03) Robert W. Gelfman         (04) Charles J. Hamm
             (05) Scott M. Hand             (06) Maria Fiorini Ramirez

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 The Board of Directors recommends that you vote "FOR" the election of management's nominees, "FOR" Proposal 2 and "FOR" Proposal 3.
--------------------------------------------------------------------------------

                                                    Please mark your
                                                    votes as indicated   [X]
                                                    in this example

     2.   To adopt the Directors' Fee Plan for non-employee directors.

                  For           Against          Abstain
                  [_]             [_]              [_]

     3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.

                  For           Against          Abstain
                  [_]             [_]              [_]

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other such business.

--------------------------------------------------------------------------------
This proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on July 27, 2001 and at any adjournment thereof.

Shares of the Company's common stock will be voted as specified. If returned, but not otherwise specified, this proxy shall be voted FOR the election of the Board of Directors' nominees to the Board of Directors,FOR the adoption of the Directors' Fee Plan for non-employee directors,FOR ratification of the Company's independent auditors, and otherwise at the discretion of the proxies. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting.

The undersigned hereby acknowledges receipt of Notice of the Annual Meeting and the accompanying Proxy Statement and other materials prior to signing this proxy.
--------------------------------------------------------------------------------

    Please check this box if you plan to attend the Annual Meeting.    [_]

Please sign exactly as your name appears on the stock certificate(s). If signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix its seal. A partnership should sign in the partnership name byan authorized person. When shares are held jointly, only one holder need sign.


                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


--------------------------------------------------------------------------------
           x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE
                       READ THE INSTRUCTIONS BELOW x x x
--------------------------------------------------------------------------------

     => FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL =>

[GRAPHIC OF A TELEPHONE]    VOTE BY TELEPHONE/INTERNET   [GRAPHIC OF A COMPUTER]

                        QUICK o o o EASY o o o IMMEDIATE

Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Please have this card handy when you call. You will need this card in front of you to complete the voting process.

VOTE BY PHONE: Call toll-free 1-877-210-0269. You will be asked to enter the
               Control Number  (look below at right).

OPTION A:      To vote as the Board of Directors recommends on ALL proposals, press 1. Your vote will be confirmed.

OPTION B:      If you choose to vote on each proposal separately, press 0. You will hear these instructions:

               Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9. To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 0 and listen to the instructions.

               Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

               Item 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

               Your vote will be confirmed.

          VOTE BY INTERNET: The web address iswww.proxyvoting.com/icbny

      You will be asked to enter the Control Number (look below at right).

       If you vote by telephone or Internet, DO NOT mail back your proxy.

TELEPHONE/INTERNET VOTING DEADLINE: 5:00 p.m., Eastern Time on July 26, 2001

                                                                FOR TELEPHONE/
                                                                INTERNET VOTING:
                                                                CONTROL NUMBER